EXHIBIT 99.1

Release:          Immediate          August 11, 2020

Canadian Pacific launches first train of international containers from Port of Saint John

Calgary - Canadian Pacific (TSX: CP) (NYSE: CP) today officially launched its international intermodal service through the Port of Saint John, N.B. The inaugural train carries containers from the Hapag-Lloyd vessel Detroit Express bound for intermodal terminals on the CP network in Canada and the U.S.
“The new Port of Saint John service offers shippers a compelling value: a congestion-free port with a world-class operator, matched with CP’s precision scheduled railroading model,” said Keith Creel, CP President and Chief Executive Officer. “CP has been without access to a deep-water Atlantic Ocean port for a quarter-century, and today I’m pleased to deliver a simple message: We’re back.”
CP originated westbound train 251-11 this morning for the Montreal region at Brownville Junction, Maine, with the first Port of Saint John containers on connection from the New Brunswick Southern (NBSR) and Eastern Maine (EMRY) railways. From Montreal, CP will move containers from the vessel Detroit Express on connecting trains to destinations that include Toronto, Winnipeg, Calgary, Edmonton, Vancouver, Chicago and Minneapolis.
The first eastbound intermodal train to the Port of Saint John departed Montreal on Friday, Aug. 7.
CP gained access to the Port of Saint John through connections with EMRY and NBSR with CP’s purchase of the Central Maine & Quebec Railway (CMQ), completed in June. CP has committed to investing $90 million over three years into the CMQ property to enhance safety and efficiency over the corridor. Complementing that investment is the port’s $205 million West Side Modernization project, which includes a new wharf, a terminal upgrade and a deeper shipping channel.
CP’s route is the shortest between Atlantic Canada and key North American markets. By year’s end, CP anticipates it will be able to offer 24-hour service between Saint John and Montreal.
“The Port of Saint John connection gives us the rare opportunity to offer shippers a truly new and extremely compelling service to reach North American markets,” said Jonathan Wahba, CP Vice-President Sales and Marketing Intermodal and Automotive. “With a world-class terminal operator in DP World and CP’s investment in the CMQ, our customers will enjoy an unmatched value proposition that will benefit beneficial cargo owners for years to come.”

Note on forward-looking information

This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance.

Forward-looking information may contain statements with words or headings such as "will", "anticipate", "believe", "expect", "plan", "should" or similar words suggesting future outcomes.
This news release contains forward-looking information relating, but not limited to, our operations, priorities and plans, anticipated investments by CP and third parties, and the impacts of such investments on CP’s business, operations, safety and efficiency.
The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19); and capital investments by third parties. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.
Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; trade restrictions or other changes to international trade arrangements; climate change; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" in CP's annual and interim reports on Form 10-K and 10-Q.
The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.
About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR
Contacts:

Media
Andy Cummings
612-554-0850
Andy_Cummings@cpr.ca
24/7 media pager: Alert_MediaRelations@cpr.ca

Investment Community
Maeghan Albiston
403-319-3591
investor@cpr.ca